                                      AMENDMENT
                                 TO CREDIT AGREEMENT

          AMENDMENT TO CREDIT AGREEMENT, dated as of January 27, 1999 (this "Amendment"), by and among NORTHWEST AIRLINES CORPORATION, a Delaware corporation formerly known as Newbridge Parent Corporation ("Newco"), NORTHWEST AIRLINES HOLDINGS CORPORATION, a Delaware corporation formerly known as Northwest Airlines Corporation ("Holdings"), NWA INC., a Delaware corporation ("NWA"), NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement described below (each a "Bank" and, collectively, the "Banks"), ABN AMRO BANK N.V., as compliance agent (the "Compliance Agent"), BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"), CHASE SECURITIES INC., as syndication agent (the "Syndication Agent"), CITIBANK, N.A., as documentation agent (the "Documentation Agent"), and NATIONAL WESTMINSTER BANK PLC and U.S. BANK NATIONAL ASSOCIATION (f/k/a FIRST BANK NATIONAL ASSOCIATION), as Agents. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                W I T N E S S E T H:

          WHEREAS, Newco, Holdings, NWA, the Borrower, the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks are parties to a Credit Agreement, dated as of December 15, 1995, as amended and restated as of October 16, 1996, as further amended and restated as of December 29, 1997, as further amended as of January 23, 1998, as further amended as of May 12, 1998 (the "Temporary Amendment") and as further amended as of November 12, 1998 (as amended, modified and/or supplemented through the date hereof, the "Credit Agreement");

          WHEREAS, Newco, Holdings, NWA, the Borrower and Northwest Airlines Holding Corporation intend to amend and restate the Credit Agreement dated as of May 12, 1998, among Newco, Holdings, NWA, the Borrower, the lenders from time to time party thereto and The Chase Manhattan Bank , as agent, pursuant to an Amended and Restated Credit Agreement to be dated on or about February 9, 1999, by and among Newco, Holdings, NWA, the Borrower, the lenders from time to time party thereto and Bankers Trust Company, as syndication agent and The Chase Manhattan Bank, as administrative agent (as hereafter amended, modified and/or supplemented from time to time by any amendment, modification or supplement, the "New Credit Agreement");

          WHEREAS, the parties hereto wish to consent to Newco, Holdings, NWA and the Borrower entering into the New Credit Agreement;

          NOW THEREFORE, it is agreed:

          1.   Section 8 of the Credit Agreement is hereby amended by deleting
Section 8.14 in its entirety and inserting in lieu thereof the words "Intentionally Omitted."

          2. Section 2(w) of the Temporary Amendment is hereby amended by deleting the definition of New Credit Agreement appearing therein and inserting the following new definition in lieu thereof:

               " 'New Credit Agreement' shall mean an amendment and restatement to the credit agreement, dated as of May 12, 1998, among Newco, Holdings, NWA, the Borrower, the lenders from time to time party thereto and The Chase Manhattan Bank, as agent, to be dated as of approximately February 9, 1999, by and among Newco, Holdings, NWA, the Borrower, the lenders from time to time party thereto and Bankers Trust Company, as syndication agent, and The Chase Manhattan Bank, as administrative agent, as amended, modified and/or supplemented from time to time, which amended and restated credit agreement shall be on substantially the terms and conditions set forth on Exhibit A hereto and otherwise on terms and conditions satisfactory to the Administrative Agent."

          3. The Temporary Amendment is hereby amended by deleting the date "May 12, 1999" in each place it appears and inserting in lieu thereof the phrase "the date occurring 364 days after the Effective Date under, and as defined in, the New Credit Agreement as in effect on the date on which the New Credit Agreement is originally executed."

          4. This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the Credit Agreement, the other Credit Documents or any of the instruments or agreements referred to therein.

          5. In order to induce the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks to enter into this Amendment, each of Newco, Holdings, NWA and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Effective Date both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          6. This Amendment shall become effective as of the date first written above (the "Effective Date") when each of Newco, Holdings, NWA, the Borrower and the Required Banks shall have duly executed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and each Agent.

          8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          9. From and after the Effective Date all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or any Credit Document shall be deemed to be references to such Credit Agreement or such Credit Document as amended hereby.

                               *      *      *      *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                   NORTHWEST AIRLINES CORPORATION
                                     f/k/a Newbridge Parent Corporation

                                   By: /s/ Rolf S. Andresen
                                      -------------------------------------
                                      Name:  Rolf S. Andresen
                                      Title: Vice President and Chief
                                               Accounting Officer

                                   NORTHWEST AIRLINES HOLDINGS CORPORATION
                                     f/k/a Northwest Airlines Corporation

                                   By: /s/ Rolf S. Andresen
                                      -------------------------------------
                                      Name: Rolf S. Andresen
                                      Title: Vice President and Chief
                                               Accounting Officer

                                   NWA INC.

                                   By: /s/ Rolf S. Andresen
                                      -------------------------------------
                                      Name: Rolf S. Andresen
                                      Title: Vice President and Chief
                                               Accounting Officer

                                   NORTHWEST AIRLINES, INC.

                                   By: /s/ Mark D. Powers
                                      -------------------------------------
                                      Name:  Mark D. Powers
                                      Title: Vice President-Finance

                                   ABN AMRO BANK N.V.,
                                   CHICAGO BRANCH,
                                   Individually and as Compliance Agent

                                   By: /s/ John E. Lewis
                                      -------------------------------------
                                      Name:  John E. Lewis
                                      Title: Senior Vice President

                                   By: /s/ Claudia C. Heldring
                                      -------------------------------------
                                      Name:  Claudia C. Heldring
                                      Title: Vice President

                                   BANKERS TRUST COMPANY,
                                   Individually and as Administrative Agent

                                   By:  /s/ Calli S. Hayes
                                      -------------------------------------
                                      Name:  Calli S. Hayes
                                      Title: Managing Director

                                   CHASE SECURITIES INC.,
                                     as Syndication Agent

                                   By: /s/ Donald S. Shokrian
                                      -------------------------------------
                                      Name:  Donald S. Shokrian
                                      Title: Vice President
                                               Global Aerospace Group

                                   CITIBANK, N.A.,
                                     as Documentation Agent

                                   By:  /s/ Thomas Boyle
                                      -------------------------------------
                                      Name:  Thomas Boyle
                                      Title: Managing Director-
                                             Global Aviation

                                   NATIONAL WESTMINSTER BANK PLC,
                                     NEW YORK BRANCH,
                                     Individually and as an Agent

                                   By: /s/ Simon Clark
                                      -------------------------------------
                                      Name:  Simon Clark
                                      Title: Regional Financial Officer

                                   NATIONAL WESTMINSTER BANK PLC,
                                     NASSAU BRANCH,
                                     Individually and as an Agent

                                   By: /s/ Simon Clark
                                      -------------------------------------
                                      Name:  Simon Clark
                                      Title: Regional Financial Officer

                                   U.S. BANK NATIONAL ASSOCIATION
                                     Individually and as an Agent

                                   By: /s/ Mark R. Olmon
                                      -------------------------------------
                                      Name:  Mark R. Olmon
                                      Title: Senior Vice President


                                   BANK OF AMERICA NATIONAL TRUST &
                                     SAVINGS ASSOCIATION

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:



                                   THE BANK OF TOKYO-MITSUBISHI, LTD.
                                     CHICAGO BRANCH
                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

                                   BANQUE NATIONALE DE PARIS

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

                                   CHANG HWA COMMERCIAL BANK, LTD.,
                                     NEW YORK BRANCH

                                   By: /s/ Wan-Tu Yeh
                                      -------------------------------------
                                      Name:  Wan-Tu Yeh
                                      Title: Vice President &
                                             General Manager

                                   THE CHASE MANHATTAN BANK

                                   By: /s/ Matthew H. Massie
                                      -------------------------------------
                                      Name:  Matthew H. Massie
                                      Title: Vice President
                                             Global Aerospace
                                             and Shipping

                                   CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY

                                   By: /s/ Kuang-Si Shiu
                                      -------------------------------------
                                      Name:  Kuang-Si Shiu
                                      Title: Senior Vice President &
                                             General Manager

                                   CHRISTIANIA BANK OG KREDITKASSE ASA,
                                     NEW YORK BRANCH

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

                                   Canadian Imperial Bank of Commerce

                                   By: /s/ E. Lindsay Gordon
                                      -------------------------------------
                                        Name:  E. Lindsay Gordon,
                                        Title: Executive Director
                                               CIBC Oppenheimer Corp.,
                                               As Agent

                                   CREDIT LYONNAIS
                                     NEW YORK BRANCH

                                   By: /s/ Pascal Poupelle
                                      -------------------------------------
                                      Name:  Pascal Poupelle
                                      Title: Executive Vice President

                                   CREDIT SUISSE FIRST BOSTON

                                   By: /s/ Robert N. Finney
                                      -------------------------------------
                                      Name:  Robert N. Finney
                                      Title: Managing Director

                                   By: /s/ William S. Lutkins
                                      -------------------------------------
                                      Name:  William S. Lutkins
                                      Title: Vice President

                                   DAI-ICHI KANGYO BANK, LTD., CHICAGO
                                     BRANCH

                                   By: /s/ N. Fukatsu
                                      -------------------------------------
                                      Name:  N. Fukatsu
                                      Title: Vice President

                                   THE FUJI BANK, LIMITED

                                   By: /s/ Peter L. Chinnici
                                      -------------------------------------
                                      Name:  Peter L. Chinnici
                                      Title: Joint General Manager

                                   LANDESBANK BERLIN--GIROZENTRALE

                                   By: /s/ Peter Storey
                                      -------------------------------------
                                      Name:  Peter Storey
                                      Title: Senior Vice President

                                   By: /s/ Rudolf Schmidt
                                      -------------------------------------
                                      Name:  Rudolf Schmidt
                                      Title: Vice President

                                   THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION, NEW YORK BRANCH

                                   By: /s/ Scott J. Paige
                                      -------------------------------------
                                      Name:  Scott J. Paige
                                      Title: Senior Vice President

                                   PARIBAS

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

                                   ROYAL BANK OF CANADA

                                   By: /s/ Michael J. Madnick
                                      -------------------------------------
                                      Name:  Michael J. Madnick
                                      Title: Senior Manager

                                   THE SAKURA BANK, LTD.

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

                                   THE SANWA BANK, LIMITED

                                   By:
                                      -------------------------------------
                                   Name:
                                   Title:


                                   THE SUMITOMO BANK, LIMITED,
                                     CHICAGO BRANCH

                                   By: /s/ John H. Kemper
                                      -------------------------------------
                                      Name:  John H. Kemper
                                      Title: Senior Vice President

                                   THE SUMITOMO TRUST AND BANKING
                                     CO., LTD.

                                   By: /s/ Eleanor Chan
                                      -------------------------------------
                                      Name:  Eleanor Chan
                                      Title: Senior Vice President
                                             and Manager

                                   MORGAN STANLEY

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title: